Government Select Series

Institutional Class Shares

Colorado Investors Class Shares

Government Series

Supplement to

Prospectus and Statement of Additional Information

Dated October 3, 2016

Termination of Government Series

On November 15, 2016, the Board of Trustees of PFM Funds (the “Trust”) approved the termination of Government Series (a series of the Trust), effective December 29, 2016 (the “Termination Date”). Shares of Government Series are currently being offered and sold only to persons having Government Series shareholder accounts that were established on or before November 22, 2016.

Shareholders may redeem shares of Government Series at their net asset value per share (normally, $1.00) any time before the Termination Date using the procedures set forth in the Prospectus. However, shareholders are advised to cease the use of redemption checks within a reasonable timeframe in advance of the Termination Date to assure that any redemption checks are presented to the Trust for payment prior to the Termination Date. Redemption checks presented to the Trust on or after the Termination Date will not be honored.

Shareholders that redeem shares of Government Series may use the proceeds of their redemptions to purchase shares of the Institutional Class (“Institutional Class”) of shares of Government Select Series (another series of the Trust), subject to the eligibility and minimum investment requirements of the Institutional Class (which are set forth in the Prospectus). Various banking services provided by the Trust’s custodian to shareholders of Government Series are also available to holders of the Institutional Class of shares of Government Select Series; however, shareholders of Institutional Class that avail themselves of such services bear the costs of using those services. Please read the Prospectus, which describes the risks and expenses associated with an investment in Institutional Class shares, in deciding whether to invest the proceeds of redemptions of shares of Government Series in shares of Institutional Class.

On the Termination Date, the Trust will make a cash distribution to each shareholder of Government Series in an amount equal to the aggregate net asset value of all shares then held by such shareholder. Payment of this distribution will be made based on the instructions for redemptions listed for your shareholder account or by mailing a check to the address listed on your shareholder account. Upon the making of such distributions, all shares of Government Series then outstanding will be canceled and Government Series will terminate. Any outstanding subscriptions for which shares have not been issued will be returned to a shareholder following the Termination Date upon confirmation of good federal funds.

In anticipation of the termination of Government Series and significant share redemptions that are likely to occur prior to the Termination Date, Government Series is investing its assets solely in investments that mature prior to the Termination Date and is maintaining a very short average portfolio maturity so as to have a high degree of daily liquidity. This will adversely affect the yield of Government Series.

The date of this Supplement is November 22, 2016.

Please retain this Supplement for future reference.